THE
                                H Y P E R I O N
                            TOTAL RETURN FUND, INC.

                                 Annual Report

                               November 30, 1999


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THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor

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                                                            January 21, 2000

Dear Shareholder:

We welcome this opportunity to provide you with the annual report of The Hyperion Total Return Fund, Inc. (the "Fund") for its fiscal year ended November 30, 1999. The Fund's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTR".

Description of the Fund

The Fund is a diversified closed-end investment company. The Fund's investment objective is to provide shareholders with a high total return, including short-term and long-term capital gains and a high level of current income through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Government Agency Collateralized Mortgage Obligations ("CMOs"), Subordinated CMOs, mortgage-backed securities ("MBS"), asset-backed securities ("ABS") and high-yield corporate securities.

Market Environment

Interest rates rose significantly throughout 1999, spurred by three separate quarter-point tightenings by the Federal Reserve, exceptional U.S. economic strength and a powerful bull market in stocks. From May 31, 1999 to November 30, 1999, the yield on the 2-year U.S. Treasury Note increased from 5.40% to 6.01%, the yield on the 10-year U.S. Treasury Note rose from 5.62% to 6.19%, and the Federal Reserve's target Federal Funds rate rose from 4.75% to 5.50%. In single-family mortgages, the Federal Home Loan Mortgage Corporation ("FHLMC") average 30-year mortgage rate rose from 7.23% to 7.75%.

Over the short term, the environment for fixed income securities will continue to be challenging. Consumer spending and confidence are up, stock prices continue to rise, and labor markets are tight. We believe that the Federal Reserve will tighten at least twice more in the next six months, and will continue to do so until both price gains in the stock market and consumer spending slows, even if inflation remains subdued.

Over the longer term, we believe that the Federal Reserve will ultimately engineer a slowdown in economic activity, which should allow interest rates to fall back toward mid-1999 levels. However, given the current uncertainty regarding the actions of the Federal Reserve and the strength of the economy, we expect volatility to be high over the next few months.

Portfolio Strategy and Performance

Over the last year, the relative value differential between various sectors of the fixed income market shifted. As a result, we have reallocated the Fund away from Agency Collateralized Mortgage Obligations ("CMOs") towards more credit sensitive MBS and ABS. The percent of the Fund held in Agency CMOs, as a percentage of total investments, declined from 33.8% in November 1998, to 27.9% in November 1999, while the percent of the Fund held in subordinated Residential MBS and housing-related ABS increased from 25.2% and 16.0% to 32.1% and 16.4%, respectively. The goal of this reallocation was to take advantage of excellent relative value opportunities that developed in certain sectors of the market during the Fourth Quarter of 1998 that had not been available in several years. This shift has been beneficial to the Fund as these sectors posted mostly strong performance versus CMOs on the year.

Among  these  credit   sensitive   sectors,   we  continue  to   overweight
Residential MBS relative to Commercial MBS, high yield Corporate securities or other, non-housing related ABS. We believe that the market fundamentals remain in place for housing prices to continue to appreciate and are wary of the impact of an economic slowdown. We believe that the recent increase in interest rates will cause the supply of housing-related securities to contract more dramatically than any reduction in the supply of Commercial MBS, Corporate securities, or non-housing related ABS, which in turn will make Residential MBS more attractive.

The Fund's total return, based on Net Asset Value ("NAV") for the fiscal year ending November 30, 1999, was (0.76%). Total investment return is
based  upon  the  change  in  NAV  of  the  Fund's   shares  and   includes
reinvestment of dividends. Based on the NYSE closing price of $7.375 on November 30, 1999, the yield of the Fund was 9.76%. This yield was 365 basis points above the yield of the 5-Year U.S. Treasury Note, and was competitive with the yield of other multi-sector fixed income funds in its category.

As of the end of December, the Fund, inclusive of leverage, was managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 4.3 years.

The Fund has continued its share repurchase program. This repurchase program allows the Fund to purchase and retire shares of the Fund in the open marketplace. Such transactions are made when the share price of the Fund is significantly below the Fund's NAV. By purchasing the shares at a discount to the NAV and retiring them, the benefit of that spread (between share purchase price and the NAV) is captured and returned to all of the Fund's remaining shareholders. From December 1, 1998, through and including November 30, 1999, the Fund has repurchased and retired 732,500 shares, and captured $0.0422 in additional NAV per share, for a total of $968,613 for all shareholders.

The chart that follows shows the allocation of the Fund's holdings by asset category on November 30, 1999.


                   The Hyperion Total Return Fund, Inc.
            Portfolio of Investments as of NOVEMBER 30, 1999 *

 U.S. Government Agency Pass-Through Certificates                      4.0%
 U.S. Government Agency Collateralized Mortgage Obligations           27.9%
 U.S. Treasury Obligations                                             1.8%
 Asset-Backed Securities                                              16.4%
 Commercial Mortgage-Backed Securities                                10.1%
 Subordinated Collateralized Mortgage Obligations                     32.1%
 High-Yield Corporate Securities                                       4.8%
 U.S. Government Stripped Mortgage-Backed Security                     0.2%
 Preferred Stocks                                                      1.7%
 Repurchase Agreement                                                  1.0


*As a percentage of total investments


Conclusion

The Fund's commitment to its shareholders remains to actively seek out significant investment opportunities in the market, and act on them in a timely fashion. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We will continue to do our best to manage the Fund in an effort to achieve its objectives. We appreciate the opportunity to serve your investment needs.

Sincerely,




ANDREW M. CARTER
Director and Chairman of the Board,
The Hyperion Total Return Fund, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.




CLIFFORD E. LAI
President,
The Hyperion Total Return Fund, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.




JOHN H. DOLAN
Vice President,
The Hyperion Total Return Fund, Inc.
Director,
Hyperion Capital Management, Inc.
%

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THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments                                                                                Principal
November 30, 1999                                                      Interest                          Amount             Value
                                                                         Rate            Maturity        (000s)           (Note 2)
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U.S. GOVERNMENT & AGENCY OBLIGATIONS - 50.3%
U.S. Government Agency Pass-Through Certificates - 6.0%
      Federal National Mortgage Association (TBA)
                      (Cost - $12,748,125)                                7.00 %         12/01/29          $ 13,000     $ 12,703,444
                                                                                                                        ------------

U.S. Government Agency Collateralized Mortgage Obligations - 41.4%
   Federal Home Loan Mortgage Corporation
      Series 1643, Class PH                                               5.75           07/15/23            12,000 @     11,412,240
      Series 1675, Class KC                                               6.50           10/15/10             5,750 @      5,532,132
      Series 1659, Class SD                                               8.50 +         01/15/09             2,234        2,230,470
      Series 1565, Class L                                                9.00 +         08/15/08             2,066        2,116,363
      Series 1587, Class SK                                               9.00 +         10/15/08             1,857        1,904,464
      Series 1604, Class MC                                               9.00 +         11/15/08             5,557        5,712,756
      Series 1604, Class SB                                               9.00 +         11/15/08             1,084        1,109,490
      Series 1587, Class SF                                               9.29 +         05/15/08               928          951,082
      Series 1469, Class I                                                9.60 +         03/15/00             1,268        1,267,122
                                                                                                                         -----------
                                                                                                                          32,236,119
                                                                                                                         -----------

   Federal National Mortgage Association                                  6.63           09/15/09            20,000 @     19,725,000
                                                                                                                         -----------


   Federal National Mortgage Association
      Series 1994-42, Class PG                                            6.00           03/25/23            10,000 @      9,547,800
      Series 1997-1, Class B                                              6.50           02/18/04            16,770 @     16,576,889
      Series 1998-W6, Class B3                                            7.09           10/25/28             2,248        1,485,202
      Series 1993-170, Class SC                                           9.00 +         09/25/08             4,612 @      4,738,236
      Series 1993-48, Class C                                             9.50           04/25/08             3,618 @      3,755,213
                                                                                                                         -----------
                                                                                                                          36,103,340
                                                                                                                         -----------

Total U.S. Government Agency Collateralized Mortgage Obligations
                      (Cost - $88,071,657)                                                                                88,064,459
                                                                                                                         -----------

U.S. Government Stripped Mortgage-Backed Security - 0.3%
Interest-Only Security:
Vendee Mortgage Trust
      Series 1997-2, IO
                      (Cost - $1,128,839)                                 0.07 +         06/15/27           273,260          657,191
                                                                                                                         -----------

U.S. Treasury Obligations - 2.6%
      U.S. Treasury Bills #                                          4.44-4.83 ++        12/23/99               400          399,000
                                                                                                                         -----------

      U.S. Treasury Notes                                                 3.63           07/15/02             5,241 @      5,198,367
                                                                                                                         -----------

Total U.S. Treasury Obligations
                      (Cost - $5,629,116)                                                                                  5,597,367
                                                                                                                         -----------

Total U.S. Government & Agency Obligations
                      (Cost - $107,577,737)                                                                              107,022,461
                                                                                                                         -----------

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ASSET-BACKED SECURITIES - 24.3%
Access Financial Manufactured Housing Contract Trust
      Series 1995-1, Class B1                                             7.65 +         05/15/21            10,060        7,645,600
                                                                                                                         -----------

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THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments                                                                                Principal
November 30, 1999                                                      Interest                          Amount             Value
                                                                         Rate            Maturity        (000s)           (Note 2)
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ASSET-BACKED SECURITIES (continued)
Bosque Asset Corporation
      Asset-Backed Notes*                                                 7.66 %         06/05/02             $ 476        $ 475,834
                                                                                                                        ------------

Ditech Home Loan Owner Trust
      Series 1998-1, Class M2                                             7.64           06/15/29             5,000        4,468,750
                                                                                                                        ------------

Franchisee Loan Receivable Trust
      Series 1995-B, Class A                                              9.63           01/25/11             3,399        3,449,486
                                                                                                                         -----------

GE Capital Mortgage Services, Inc.
      Series 1996-HE3, Class B4* (b) (c)                                  8.25           09/25/26               402           16,088
                                                                                                                         -----------

Global Rated Eligible Assets Trust
      Series 1998-A, Class A1* (c)                                        7.33           03/15/06             1,685          387,464
                                                                                                                         -----------

Green Tree Financial Corporation
      Series 1999-2, Class M1                                             6.80 +         12/01/30            12,750 @     11,646,335
      Series 1998-8, Class M1                                             6.98           09/01/30            10,000 @      9,404,400
      Series 1996 CTF, Class M1                                           7.30           11/15/27             1,500        1,478,205
                                                                                                                         -----------
                                                                                                                          22,528,940
                                                                                                                         -----------

125 Home Loan Owner Trust
      Series 1998-1, Class M2                                             7.75 +         02/15/29             5,000        4,558,200
                                                                                                                         -----------

Saxon Asset Securities Trust
      Series 1998-1, Class MF1                                            7.05           12/25/27             5,000        4,880,400
                                                                                                                         -----------

Structured Mortgage Asset Residential Trust
      Series 1997-2, Class A (c)                                          8.24           03/15/06             2,446          440,344
                                                                                                                         -----------

Westgate Resorts LLC
      Series 1998-A, Class A2*                                            8.26           07/15/13             3,145        2,882,597
                                                                                                                         -----------

Total Asset-Backed Securities
                      (Cost - $60,654,438)                                                                                51,733,703
                                                                                                                         -----------

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COLLATERALIZED MORTGAGE OBLIGATIONS - 62.6%
Commercial Mortgage Backed Securities - 15.0%
Asset Securitization Corporation
      Series 1997-D5, Class A1B                                           6.66 +         02/14/41            10,000        9,805,300
                                                                                                                         -----------

FFCA Secured Lending Corporation
      Series 1998-1, Class A1B*                                           6.73           07/18/13             4,500        4,110,885
                                                                                                                         -----------

First Chicago/Lennar Trust I
      Series 1997-CHLI, Class D*                                          8.13 +         05/29/08             3,000        2,421,094
                                                                                                                         -----------

GS Mortgage Securities Corp. II
      Series 1998-GLII, Class F* (b)                                      7.19 +         04/13/31             4,000        2,793,880
                                                                                                                         -----------


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THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments                                                                                Principal
November 30, 1999                                                      Interest                          Amount             Value
                                                                         Rate            Maturity        (000s)           (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

Commercial Mortgage Backed Securities (continued)
Morgan (JP) Commercial Mortgage Finance Corp.
      Series 1999-C8, Class C                                             7.45 % +       07/15/31           $ 5,000      $ 4,931,650
                                                                                                                         -----------

Mortgage Capital Funding, Inc.
      Series 1996-MC1, Class G* (b)                                       7.15           06/15/06             1,559        1,269,712
                                                                                                                         -----------

Nationslink Funding Corporation
      Series 1998-1, Class F* (b)                                         7.05           02/20/08             2,000        1,490,584
                                                                                                                         -----------

Paine Webber Mortgage Acceptance Corporation
      Series 1995-M2, Class C*                                            6.90           12/01/03             5,000        4,988,480
                                                                                                                         -----------

Total Commercial Mortgage Backed Securities
                      (Cost - $34,440,407)                                                                                31,811,585
                                                                                                                         -----------

Subordinated Collateralized Mortgage Obligations - 47.6%
Cendant Mortgage Corp.
      Series 1998-9, Class A4 (b)                                         6.50           08/18/28            15,273       13,976,784
                                                                                                                         -----------

Chase Mortgage Finance Corporation
      Series 1998-S4, Class B3                                            6.75           08/25/28             1,900        1,267,850
      Series 1994-D, Class B3                                             6.75 +         02/25/25               654          513,878
                                                                                                                         -----------
                                                                                                                           1,781,728
                                                                                                                         -----------

Citicorp Mortgage Securities, Incorporated
      Series 1997-2, Class B2                                             7.25           05/25/27             1,981        1,776,427
      Series 1997-5, Class B2                                             7.25           11/25/27             2,023        1,806,165
                                                                                                                         -----------
                                                                                                                           3,582,592
                                                                                                                         -----------

Countrywide Alternative Loan Trust
      Series 1998-2, Class B3*                                            7.00           05/25/28             1,084          749,348
                                                                                                                         -----------

Countrywide Funding Corporation
      Series 1994-2, Class B2                                             6.50           02/25/09               513          112,939
      Series 1996-2, Class B4*                                            7.75           09/25/26               945          864,168
                                                                                                                         -----------

                                                                                                                             977,107
                                                                                                                         -----------

DLJ Mortgage Acceptance Corporation
      Series 1995-T10, Class C*                                          23.96 +         09/02/23             1,642          726,801
                                                                                                                         -----------

G3 Mortgage Reinsurance Ltd.
      Mortgage  Default Recourse Class A* (b)                             6.59 +         05/25/08             2,000        1,875,000
      Mortgage  Default Recourse Class B* (b)                             6.89 +         05/25/08             6,000        5,563,128
      Mortgage  Default Recourse Class C* (b)                             8.44 +         05/25/08             6,500        5,797,188
      Mortgage  Default Recourse Class E* (b)                            25.59 +         05/25/08             6,721        4,771,596
                                                                                                                         -----------

                                                                                                                          18,006,912
                                                                                                                         -----------

GE Capital Mortgage Services, Inc.
      Series 1994-2, Class B5* (a)                                        6.00 +         01/25/09               655          144,097
      Series 1994-10, Class M                                             6.50           03/25/24             5,370        5,021,879
      Series 1998-17, Class B3                                            6.75           10/25/28             3,356        2,229,255
      Series 1995-10, Class B3*                                           7.00 +         10/25/10               564          463,195
      Series 1997-12, Class B5*                                           7.00 +         12/25/27             2,217          942,036
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THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments                                                                                Principal
November 30, 1999                                                      Interest                          Amount             Value
                                                                         Rate            Maturity        (000s)           (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

Subordinated Collateralized Mortgage Obligations (continued)
GE Capital Mortgage Services, Inc. (continued)
      Series 1994-17, Class B3*                                           7.00 % +       05/25/24           $ 1,849      $ 1,631,513
      Series 1996-3, Class B3*                                            7.00 +         03/25/26             1,794        1,527,363
      Series 1996-9,  Class B5* (a)                                       7.50           06/25/26             1,129          282,368
                                                                                                                         -----------
                                                                                                                          12,241,706
                                                                                                                         -----------

Headlands Mortgage Securities, Inc.
      Series 1997-4, Class B4                                             7.25           11/25/27             1,513        1,194,609
                                                                                                                         -----------

IMPAC CMB Trust
      Series 1998-3, Class B                                              6.87 +         07/25/28             3,027        2,885,074
                                                                                                                         -----------

Independent National Mortgage Corporation
      Series 1995-Q, Class B1                                             7.50           11/25/25             2,740        2,676,481
                                                                                                                         -----------

Norwest Asset Securities Corp.
      Series 1999-18, Class B1                                            6.50           07/25/29            19,047       16,883,625
                                                                                                                         -----------

Paine Webber Mortgage Acceptance Corporation
      Series 1993-9, Class B1                                             7.00           10/25/23             2,952        1,892,442
                                                                                                                         -----------

PHH Mortgage Services Corp.
      Series 1997-6, Class B3                                             7.34 +         11/18/27               987          886,239
                                                                                                                         -----------

Prudential Home Mortgage Securities Co., Inc.
      Series 1996-5, Class B4*                                            7.25           04/25/26             1,339          905,987
      Series 1996-5, Class B5* (a)                                        7.25           04/25/26             1,199          299,670
      Series 1996-5, Class B1                                             7.25           04/25/26             3,347        3,198,785
                                                                                                                         -----------
                                                                                                                           4,404,442
                                                                                                                         -----------

Residential Accredit Loans, Inc.
      Series 1998-QS5, Class B1*                                          6.75           04/25/28             1,730        1,169,807
      Series 1998-QS11, Class B1*                                         6.75           08/25/28             2,607        1,702,181
                                                                                                                         -----------
                                                                                                                           2,871,988
                                                                                                                         -----------

Residential Asset Securitization Trust
      Series 1997-A2, Class B1                                            7.75           04/25/27             2,368        2,326,679
                                                                                                                         -----------

Residential Funding Mortgage Securities I, Inc.
      Series 1993-S49, Class B2                                           6.00           12/25/08               216          162,421
      Series 1999-S12. Class M3                                           6.50           05/25/29             3,504        2,907,947
      Series 1999-13, Class M3                                            6.50           05/25/29             1,454        1,207,146
      Series 1996-S5, Class B1                                            6.75           02/25/11               496          410,140
      Series 1996-S8, Class B1                                            6.75           03/25/11               478          386,978
      Series 1996-S13, Class B3 (a)                                       7.00           05/25/11               329           72,341
      Series 1996-S13, Class B2                                           7.00           05/25/11               329          251,507
      Series 1997-S17, Class B3*                                          7.00           11/25/27             2,995        1,153,193
      Series 1995-S12, Class B2                                           7.25           08/25/10               293          225,288
      Series 1996-S17, Class B3                                           7.25           07/25/11               259           46,583
      Series 1996-S17, Class B2 (a)                                       7.25           07/25/11               259          192,967
      Series 1995-S17, Class B3                                           7.50           12/26/25             1,778          782,434
      Series 1997-S2, Class M2                                            7.50           01/25/27             1,741        1,683,149
      Series 1997-S2, Class B2                                            7.50           01/25/27               821          544,175
------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments                                                                                Principal
November 30, 1999                                                      Interest                          Amount           Value
                                                                         Rate            Maturity        (000s)          (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

Subordinated Collateralized Mortgage Obligations (continued)
Residential Funding Mortgage Securities I, Inc. (continued)
      Series 1997-S3, Class B2                                            7.50 %         02/25/27             $ 498        $ 308,881
      Series 1997-S7, Class B1                                            7.50           05/25/27             1,157          889,396
      Series 1996-S23, Class B2                                           7.75           11/25/26               499          387,569
      Series 1996-S23, Class B1                                           7.75           11/25/26               670          641,652
      Series 1996-S22, Class B1                                           8.00           10/25/26             1,018          985,048
                                                                                                                         -----------
                                                                                                                          13,238,815
                                                                                                                         -----------

Total Subordinated Collateralized Mortgage Obligations
                      (Cost - $107,461,928)                                                                              101,303,372
                                                                                                                         -----------

Total Collateralized Mortgage Obligations
                      (Cost - $141,902,335)                                                                              133,114,957
                                                                                                                         -----------

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CORPORATE OBLIGATIONS - 7.2%
Aerospace and Defense - 0.2%
      BE Aerospace, Inc.                                                  8.00           03/01/08               500          410,000
                                                                                                                         -----------

Air Transport - 0.2%
      Atlantic Coast Airlines*                                            8.75           01/01/07               437          437,200
                                                                                                                         -----------

Automotive - 0.5%
      Navistar International Corporation                                  8.00           02/01/08               500          478,750
      Western Star Trucks Holdings*                                       8.75           05/01/07               500          481,250
                                                                                                                         -----------
                                                                                                                             960,000
                                                                                                                         -----------

Beverage and Tobacco - 0.2%
      Cott Corporation                                                    9.38           07/01/05               500          490,000
                                                                                                                         -----------

Building & Development - 0.3%
      American Standard Inc.                                              7.38           02/01/08               250          230,000
      U S Home Corporation                                                8.25           08/15/04               500          472,500
                                                                                                                         -----------
                                                                                                                             702,500
                                                                                                                         -----------

Cable Television - 0.7%
      Century Communications Corporation                                  9.50           03/01/05               500          503,125
      CSC Holdings Inc                                                    8.13           08/15/09               500          500,000
      Rogers Cablesystems, Ltd.                                           9.63           08/01/02               500          521,250
                                                                                                                         -----------
                                                                                                                           1,524,375
                                                                                                                         -----------

Chemicals/Plastics - 0.4%
      Buckeye Cellulose Corporation                                       8.50           12/15/05               500          490,000
      ISP Holdings, Inc.                                                  9.00           10/15/03               250          249,375
                                                                                                                         -----------
                                                                                                                             739,375
                                                                                                                         -----------

Clothing/Textiles - 0.2%
      Westpoint Stevens Inc.                                              7.88           06/15/08               500          467,500
                                                                                                                         -----------

Containers-Metal/Glass - 0.1%
      Ball Corporation                                                    8.25           08/01/08               250          244,062
                                                                                                                         -----------

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THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments                                                                                Principal
November 30, 1999                                                      Interest                          Amount            Value
                                                                         Rate            Maturity        (000s)          (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS (continued)
Ecological Services & Equipment - 0.2%
      American Eco Corp.                                                  9.63 %         05/15/08             $ 250        $ 137,500
      Safety Kleen Services, Inc.                                         9.25           06/01/08               250          246,250
                                                                                                                         -----------
                                                                                                                             383,750
                                                                                                                         -----------

Electronics/Electric - 0.4%
      Elgar Holdings, Inc.                                                9.88           02/01/08               125           87,500
      Mark IV Industries, Inc.                                            7.75           04/01/06               750          713,295
                                                                                                                         -----------
                                                                                                                             800,795
                                                                                                                         -----------

Equipment Leasing - 0.1%
      Coinmach Corporation                                               11.75           11/15/05               250          258,125
                                                                                                                         -----------

Food Service - 0.2%
      Apple South Inc.                                                    9.75           06/01/06               500          430,000

                                                                                                                         -----------

Home Furnishings - 0.1%
      Home Products International Inc.                                    9.63           05/15/08               250          225,000
                                                                                                                         -----------

Hotels/Motels/Inns and Casinos - 0.3%
      HMH Properties Inc.                                                 7.88           08/01/08               500          452,500
      Prime Hospitality Corporation                                       9.25           01/15/06               250          245,000
                                                                                                                         -----------

                                                                                                                             697,500
                                                                                                                         -----------

Industrial Equipment - 0.2%
      Columbus McKinnon Corporation                                       8.50           04/01/08               500          433,125
                                                                                                                         -----------

Insurance - 0.3%
      Americo Life, Inc.                                                  9.25           06/01/05               500          500,000
                                                                                                                         -----------

Leisure - 0.5%
      Premier Parks Incorporated                                          9.25           04/01/06               500          488,750
      Speedway MotorSports, Inc.                                          8.50           08/15/07               500          487,500
                                                                                                                         -----------
                                                                                                                             976,250
                                                                                                                         -----------

Medical Equipment - 0.2%
      Prime Medical Services, Inc.                                        8.75           04/01/08               500          460,000
                                                                                                                         -----------

Nonferrous Metals/Minerals - 0.2%
      P & L Coal Holdings Corp.*                                          8.88           05/15/08               500          491,250
                                                                                                                         -----------

Steel - 0.7%
      Inland Steel Company                                                7.90           01/15/07               500          477,500
      NS Group Incorporated                                              13.50           07/15/03               500          518,750
      Ryerson Tull, Inc.                                                  9.13           07/15/06               500          534,765
                                                                                                                         -----------
                                                                                                                           1,531,015
                                                                                                                         -----------

Surface Transport - 0.2%
      Allied Holdings Inc.                                                8.63           10/01/07               250          217,500
      Newport News Shipbuilding, Inc.                                     8.63           12/01/06               270          270,675
                                                                                                                         -----------
                                                                                                                             488,175
                                                                                                                         -----------

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments                                                                                Principal
November 30, 1999                                                      Interest                          Amount             Value
                                                                         Rate            Maturity        (000s)           (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS (continued)
Telecommunications/Mobile, Cellular - 0.5%
      Global Crossing Holdings Ltd.                                       9.13 %         11/15/06             $ 250        $ 246,563
      Price Communications Wireless*                                      9.13           12/15/06               500          508,750
      Rogers Cantel                                                       9.38           06/01/08               250          266,563
                                                                                                                         -----------
                                                                                                                           1,021,876
                                                                                                                         -----------

Utilities - 0.3%
      El Paso Electric Company                                            8.90           02/01/06               500          522,180
                                                                                                                         -----------

Total Corporate Obligations
                      (Cost - $15,825,711)                                                                                15,194,053
                                                                                                                         -----------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Shares
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS - 2.5%
Camden Property Trust, Series A, 9.00%                                                                       80,973        1,892,744
Duke Realty Investment, Series D, 7.375%                                                                        765           15,013
Equity Office Properties, Series B, 5.25%                                                                    46,012        1,696,693
Equity Residential Properties, Series J, 8.60%                                                               32,927          827,291
Equity Residential Properties, Series G, 7.25%                                                               49,358          962,481
                                                                                                                         -----------

Total Preferred Stocks
                      (Cost - $6,054,704)                                                                                  5,394,222
                                                                                                                         -----------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Principal
                                                                       Interest                          Amount           Value
                                                                         Rate            Maturity        (000s)          (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 1.5%
Dated 11/30/99, with State Street Bank and Trust Company;
      proceeds: $3,235,472; collateralized by $3,280,000
      Federal National Mortgage Association, 5.94%,  due 9/14/01,
      value: $3,280,541 (Note 2)
                      (Cost - $3,235,000)                                 5.25 %         12/01/99           $ 3,235        3,235,000
                                                                                                                         -----------

Total Investments - 148.4%
                      (Cost - $335,249,925)                                                                              315,694,396

Liabilities in Excess of Other Assets - (48.4%)                                                                        (102,991,218)
                                                                                                                         -----------

NET ASSETS - 100.0%                                                                                                    $ 212,703,178
                                                                                                                         ===========

------------------------------------------------------------------------------------------------------------------------------------


                 @ - Portion of or entire principal amount delivered as
                     collateral for reverse repurchase agreements. (Note 5)
                 # - Security is held in a margin account as collateral for open financial futures contracts.
                 + - Variable Rate Security: Interest rate is rate in effect at
                     November 30, 1999.
                ++ - Interest rates shown represent yield to Maturity at date of purchase.
                 * - Security exempt from registration under Rule 144A of the
                     Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
                (a)- Represents a class of subordinated mortgage backed
                     securities (First Loss Bonds) that are the first to receive the credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.
                (b)- Private Placement
                (c)- Illiquid securities representing in the aggregate 0.40%
                     of net assets.
                IO - Interest Only Security -- Interest rate is based on the notional amount of the underlying mortgage pools.
               TBA - To Be Announced -- Security is subject to delayed delivery.

Open futures contracts as of November 30, 1999 are as follows:


          Notional                                                          Value at               Value at       Unrealized
           Amount               Type                     Expiration Date    Trade Date         November 30, 1999 Appreciation
Short:
          $ 26,000,000 10 Yr. U.S. Treasury Note          December 1999     $28,460,813             $28,405,000     $55,813



-----------------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Assets and Liabilities
November 30, 1999

--------------------------------------------------------------------------------

Assets:
Investments, at value (cost $335,249,925) (Note 2)                              $             315,694,396
Cash                                                                                              189,301
Interest receivable                                                                             2,923,719
Principal paydowns receivable                                                                     349,143
Prepaid expenses and other assets                                                                 144,344
                                                                                            -------------
          Total assets                                                                        319,300,903
                                                                                            -------------

Liabilities:
Reverse repurchase agreements (Note 5)                                                         93,050,756
Payable for investments purchased                                                              12,778,458
Interest payable for reverse repurchase agreements (Note 5)                                       447,073
Investment advisory fee payable (Note 3)                                                          113,334
Payable for fund shares repurchased                                                                45,552
Payable for variation margin                                                                       44,688
Administration fee payable (Note 3)                                                                35,028
Accrued expenses and other liabilities                                                             82,836
                                                                                            -------------
          Total liabilities                                                                   106,597,725
                                                                                            -------------

Net Assets (equivalent to $927 per share based on
          22,950,615 shares issued and outstanding)                             $             212,703,178
                                                                                           ==============

Composition of Net Assets:
Capital stock, at par value ($01) (Note 6)                                      $                 229,506
Additional paid-in capital (Note 6)                                                           259,957,866
Undistributed net investment income                                                             1,651,305
Accumulated net realized loss                                                                 (29,635,783)
Net unrealized depreciation                                                                   (19,499,716)
                                                                                           --------------
Net assets applicable to capital stock outstanding                              $             212,703,178
                                                                                           ==============

-------------------
See notes to financial statements


--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Operations
For the Year Ended November 30, 1999

--------------------------------------------------------------------------------

Investment Income (Note 2):
        Interest                                                                            $                 25,728,895
        Dividend                                                                                                 234,014
                                                                                            -----------------------------

                                                                                                              25,962,909
                                                                                            -----------------------------

Expenses:
        Investment advisory fee (Note 3)                                                                       1,456,297
        Administration fee (Note 3)                                                                              448,092
        Insurance                                                                                                147,277
        Custodian                                                                                                 80,353
        Directors' fees                                                                                           66,125
        Transfer agency                                                                                           61,592
        Accounting and tax services                                                                               53,700
        Reports to shareholders                                                                                   34,765
        Registration fees                                                                                         32,340
        Legal                                                                                                     15,291
        Miscellaneous                                                                                             28,105
                                                                                            -----------------------------
                Total operating expenses                                                                       2,423,937
                    Interest expense (Note 5)                                                                  5,177,064
                                                                                            -----------------------------
                Total expenses                                                                                 7,601,001
                                                                                            -----------------------------
        Net investment income                                                                                 18,361,908
                                                                                            -----------------------------

Realized and Unrealized Gain (Loss) on Investment
    and Futures Transactions (Notes 2 and 4):
Net realized gain (loss) on:
        Investment transactions                                                                               (5,891,401)
        Futures transactions                                                                                     402,836
                                                                                            -----------------------------

Net realized loss on investments and futures transactions                                                     (5,488,565)
                                                                                            -----------------------------

Net change in unrealized depreciation on investments and futures transactions                                (15,578,326)
                                                                                            -----------------------------
Net realized and unrealized loss on investments and futures transactions                                     (21,066,891)
                                                                                            -----------------------------
Net decrease in net assets resulting from operations                                         $                (2,704,983)
                                                                                            =============================
_____________
See notes to financial statements



---------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statements of Changes in Net Assets
                                                                                          For the Year Ended November 30,
                                                                                  -----------------------------------------------
                                                                                           1999                     1998

---------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets Resulting from Operations:
    Net investment income                                                         $          18,361,908    $          18,386,968
    Net realized loss on investments and futures transactions                                (5,488,565)              (3,852,786)
    Net change in unrealized appreciation (depreciation)
        on investments and futures transactions                                             (15,578,326)             (10,890,009)
                                                                                  ----------------------  -----------------------
    Net increase (decrease) in net assets resulting from operations                          (2,704,983)               3,644,173
                                                                                  ----------------------  -----------------------

Dividends to Shareholders (Note 2):
    Net investment income                                                                   (17,037,688)             (18,093,595)
                                                                                  ----------------------  -----------------------

Capital Stock Transactions (Note 6):
    Cost of Fund shares repurchased and retired                                              (6,357,494)              (7,075,100)
                                                                                  ----------------------  -----------------------

               Total decrease in net assets                                                 (26,100,165)             (21,524,522)

Net Assets:
    Beginning of year                                                                       238,803,343              260,327,865
                                                                                  ----------------------  -----------------------
    End of year (including undistributed net investment income of
        $1,651,305 and $327,085, respectively)                                    $         212,703,178    $         238,803,343
                                                                                  ======================  =======================
______________
See notes to financial statements.


--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Cash Flows
For the Year Ended November 30, 1999

--------------------------------------------------------------------------------

Increase (Decrease) in Cash:

Cash flows provided by operating activities:
    Interest received (including net amortization of $594,066)                        $               27,355,936
    Interest expense paid                                                                             (4,899,917)
    Operating expenses paid                                                                           (2,243,648)
    Purchases and sales of short-term portfolio investments, net                                        (298,000)
    Purchases of long-term portfolio investments                                                    (243,456,479)
    Proceeds from disposition of long-term portfolio investments and
      principal paydowns                                                                             262,703,495
    Net cash from futures transactions                                                                   503,336
                                                                                    -----------------------------
    Net cash provided by operating activities                                                         39,664,723
                                                                                    -----------------------------

Cash flows used for financing activities:
    Cash used to repurchase and retire Fund shares                                                    (6,311,942)
    Net cash used for reverse repurchase agreements                                                  (15,986,245)
    Cash dividends paid                                                                              (17,037,688)
                                                                                    -----------------------------
    Net cash used for financing activities                                                           (39,335,875)
                                                                                    -----------------------------

Net increase in cash                                                                                     328,848
Temporary bank overdraft at beginning of year                                                           (139,547)
                                                                                    -----------------------------

Cash at end of year                                                                   $                  189,301
                                                                                    =============================

Reconciliation of Net Decrease in Net Assets Resulting from
     Operations to Net Cash Provided by Operating Activities:

Net decrease in net assets resulting from operations                                  $               (2,704,983)
                                                                                    -----------------------------
    Decrease in investments                                                                           12,235,023
    Increase in net unrealized depreciation on investments                                            15,578,326
    Decrease in interest receivable                                                                      813,220
    Increase in variation margin payable                                                                  44,688
    Decrease in other assets                                                                          10,543,721
    Increase in other liabilities                                                                      3,154,728
                                                                                    -----------------------------
            Total adjustments                                                                         42,369,706
                                                                                    -----------------------------

Net cash provided by operating activities                                             $               39,664,723
                                                                                    =============================
_____________
See notes to financial statements



------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Financial Highlights                                                         For the Year Ended November 30,
                                            ----------------------------------------------------------------------------------------

                                                   1999                1998               1997                1996              1995
------------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:

Net asset value, beginning of year          $        10.08      $        10.64     $         10.55     $        10.61     $     9.56
                                            ----------------    ----------------   -----------------   ----------------   ----------
Net investment income                                 0.80                0.76                0.77               0.95          0.92
Net realized and unrealized
     gains (losses) on investment
     and futures transactions                        (0.91)              (0.61)               0.16              (0.11)          1.13
                                            ----------------    ----------------   -----------------   ----------------  -----------
Net increase (decrease) in net
     asset value resulting from operations           (0.11)               0.15                0.93               0.84           2.05
                                            ----------------    ----------------   -----------------   ----------------   ----------

Net effect of shares repurchased                      0.04                0.04                0.02               ----           ----

Dividends from net investment income                 (0.74)              (0.75)              (0.86)             (0.90)        (1.00)
                                            ----------------    ----------------   -----------------   ----------------   ----------

Net asset value, end of year                $         9.27      $        10.08     $         10.64     $        10.55     $    10.61
                                            ================    ================   =================   ================   ==========

Market price, end of year                   $        7.375      $         8.69     $        9.3125     $        9.375     $    9.00
                                            ================    ================   =================   ================   ==========

Total Investment Return +                            (7.17)%             1.23%               8.64%             14.97%         17.45%

Ratios to Average Net Assets/Supplemental Data:

Net assets, end of year (000's)             $      212,703      $      238,803     $       260,328     $      261,113     $  263,022
Operating expenses                                    1.08%               1.05%               1.05%              1.08%         1.07%
Interest expense                                      2.31%               2.39%               2.46%              2.34%         2.24%
Total expenses                                        3.39%               3.44%               3.51%              3.42%         3.31%
Net investment income                                 8.20%               7.27%               7.45%              9.26%         9.18%
Portfolio turnover rate                                 72%                 90%                109%               227%          320%


---------------------------------
+ Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.

---------------------------------
See notes to financial statements.


--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 1999

--------------------------------------------------------------------------------

1.   The Fund

The Hyperion Total Return Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company.

The Fund's investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund's investment objective will be achieved.

2.   Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. The Fund values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available (approximately 38% of the investments in securities held by the Fund at November 30, 1999) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the

2.       Significant Accounting Policies (continued)

option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Securities    Transactions    and   Investment    Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting  practices  that do not  affect  reporting  activities  on a
cash  basis  include  carrying   investments  at  value  and  accreting
discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.



3.   Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets. During the year ended November 30, 1999, the Advisor received $1,456,297 in investment advisory fees.

The Advisor has entered into a Sub-Advisory Agreement with Pacholder Associates, Inc. ("Pacholder"). Under the terms of the agreement, Pacholder is to assist in managing the Fund's investments in High Yield Securities and to provide such investment research and advice regarding High Yield Securities as may be necessary for the operation of the Fund. For such services, the Advisor pays, out of its advisory fee, a monthly fee at an annual rate of 0.35% of the portion of the Fund's average weekly net assets that is invested in High Yield Securities.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has entered into a sub-administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and Sub-Adminstrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. During the year ended November 30, 1999, the
Administrator received $448,092 in administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4.   Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended November 30, 1999, were $82,633,316 and $61,521,776, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 1999 were $163,546,934 and $171,396,622, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association and the United States Department of Veteran Affairs.

The federal income tax basis of the Fund's investments at November 30, 1999 was $335,249,925 which was the same for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $19,555,529 (gross unrealized appreciation -- $2,371,932; gross unrealized depreciation -- $21,927,461). At tax year end November 30, 1999, the Fund had a capital loss carryforward of $29,571,881, of which $2,440,085, $17,837,901, $3,861,143 and
$5,432,752   expire  in  2000,  2002,  2006  and  2007,   respectively,
available to offset any future capital gains.

5.   Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
5.   Borrowings (continued)

At November 30, 1999, the Fund had the following reverse repurchase agreements outstanding:

                                                               Maturity in
                                                            Zero to 30 Days
       Maturity Amount, Including Interest Payable         $     93,827,241
       Market Value of Assets Sold
          Under Agreements..............                   $    117,022,522
       Weighted Average Interest Rate                                 5.58%


The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 1999, was approximately $102,737,481 at a weighted average interest rate of 5.04%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $113,915,757, as of January 27, 1999, which was 31.00% of total assets.

6.   Capital Stock

There  are  50  million   shares  of  $0.01  par  value   common  stock
authorized. Of the 22,950,615 shares outstanding at November 30, 1999, the Advisor owned 8,334 shares.

 The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million of the Trust's shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of November 30, 1999, 2,027,700 shares have been repurchased pursuant to this program at a cost of $18,123,154 and at an average discount of 13.10% from its net asset value. For the year ended November 30, 1999, 732,500 shares have been repurchased at a cost of $6,357,494 and at an average discount of 13.53% from its net asset value. For the year ended November 30, 1998, 772,300 shares have been repurchased at a cost of $7,075,100 and at an average discount of 12.90% from its net asset value. All shares repurchased have been retired.

7.   Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

An open futures contract at November 30, 1999 is included in the portfolio of investments.

There was no written option activity for the year ended November 30, 1999.

8.   Subsequent Events

The Fund's Board of Directors declared the following regular monthly dividend:

Dividend    Per  Record      Payable
Share            Date        Date
$0.0700          12/22/99    12/31/99
$0.0700          12/31/99    01/27/00
----------------


--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of Independent Accountants

--------------------------------------------------------------------------------



To the Board of Directors and Shareholders of The Hyperion Total Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Hyperion Total Return Fund, Inc. (the "Fund") at November 30, 1999, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

The financial highlights for the three years in the period ended November 30, 1997 were audited by other independent accountants whose report dated January 9, 1998 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York  10036

January 21, 2000

-----------------------------------------------------------------------

                      TAX INFORMATION (unaudited)

-----------------------------------------------------------------------

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 1999) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 2.07% of the Fund's distributions during the fiscal year ended November 30, 1999 were earned from U.S. Treasury obligations. None of the Fund's distributions qualify for the dividends received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.




-----------------------------------------------------------------------

                      DIVIDEND REINVESTMENT PLAN

-----------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can  participate  in the Plan.  Shareholders  whose  shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.


SUB-ADMINISTRATORR AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.                                             INVESTORS CAPITAL SERVICES, INC.
One Liberty Plaza                                                             600 Fifth Avenue, 26th Floor
165 Broadway, 36th Floor                                                      New York, New York  10020
New York, New York 10006-1404
For General Information about the Fund:                                       CUSTODIAN AND FUND ACCOUNTING AGENT
(800) HYPERION
                                                                              STATE STREET BANK AND TRUST COMPANY
SUB-ADVISOR                                                                   225 Franklin Street
                                                                              Boston, Massachusetts 02116
PACHOLDER ASSOCIATES, INC.
Towers of Kenwood                                                             INDEPENDENT ACCOUNTANTS
8044 Montgomery Road
Suite 480                                                                     PRICEWATERHOUSECOOPERS  LLP
Cincinnati, Ohio  45236                                                       1177 Avenue of the Americas
                                                                              New York, New York  10036
TRANSFER AGENT
                                                                              LEGAL COUNSEL
BOSTON EQUISERVE L.P.
Investor Relations Department                                                 SULLIVAN & WORCESTER LLP
P.O. Box 8200                                                                 1025 Connecticut Avenue, N.W.
Boston, Massachusetts  02266-8200                                             Washington, D.C. 20036
For Shareholder Services:
(800) 426-5523


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of beneficial interest in the open market at prevailing market prices.


--------------------------------------------------------------------------------

Officers & Directors

--------------------------------------------------------------------------------

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Kenneth C. Weiss
Director

John W. English*
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

John H. Dolan
Vice President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members


This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
                     The Hyperion Total Return Fund, Inc.
                                 One Liberty Plaza
                          165 Broadway, 36th Floor
                         New York, NY  10006-1404